UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): JULY 11, 2007
CIPHERGEN BIOSYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31617	33-059-5156
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
6611 Dumbarton Circle
Fremont, CA 94555
(Address of principal executive offices)
(510) 505-2100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

ITEM 7.01 OTHER EVENTS
     On July 11, 2007, Ciphergen issued a press release announcing that the company received from the United States Patent and Trademark Office a notice of intent to issue a Reexamination Certificate of U.S. patent no. 6,734,022, which is directed to a fundamental process of SELDI mass spectrometry. Upon reissuance of the patent, Bio-Rad Laboratories is to pay Ciphergen $2.0 million pursuant to the terms of the Asset Purchase Agreement entered into in connection with the sale of Ciphergen’s instrumentation business to Bio-Rad on November 13, 2006.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) EXHIBITS.

EXHIBIT NO.	DESCRIPTION
99.1	Press release issued by Ciphergen Biosystems, Inc. on July 11, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIPHERGEN BIOSYSTEMS, INC. (Registrant)
Date: July 12, 2007	By:	/s/ DEBRA A. YOUNG
Debra A. Young
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release issued by Ciphergen Biosystems, Inc. on July 11, 2007